EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Defense Technology Systems, Inc.
(the "Company") on Form 10-QSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), we, Daniel McPhee, President and Chief Executive Officer of the Company, and Philip J. Rauch, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Daniel McPhee
---------------------------------
Daniel McPhee, President and
Chief Executive Officer
February 14, 2005

/s/ Philip J. Rauch
----------------------------------------
Philip J. Rauch, Chief Financial
Officer
February 14, 2005


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